Plant and equipment	9 Months Ended
Sep. 30, 2023
Disclosure of detailed information about property, plant and equipment [abstract]
Plant and equipment	Plant and equipment

For the nine months ended September 30,						2023
	Assets under construction	Plant equipment and other	Computer equipment	Vehicles	Leasehold improvements	Total
Cost
Balance, beginning of the period	$167.1	$38.2	$2.1	$0.3	$9.9	$217.6
Additions	372.8	—	0.8	—	2.9	376.5
Transfers	(18.2)	18.2	—	—	—	—
Impairment	(87.7)	(7.2)	—	—	(1.6)	(96.5)
Balance, end of the period	434.0	49.2	2.9	0.3	11.2	497.6

Accumulated depreciation
Balance, beginning of the period	—	(5.3)	(0.3)	(0.1)	(1.5)	(7.2)
Depreciation	—	(4.5)	(0.7)	—	(0.9)	(6.1)
Balance, end of the period	—	(9.8)	(1.0)	(0.1)	(2.4)	(13.3)
Net book value	$434.0	$39.4	$1.9	$0.2	$8.8	$484.3

For the three and nine months ended September 30, 2023, $2.3 million and $6.6 million, respectively in employee salaries (three and nine months ended September 30, 2022: $2.7 million and $2.7 million) and $0.2 million and $0.6 million, respectively in share-based compensation costs (three and nine months ended September 30, 2022: $0.4 million and $0.4 million) were capitalized to assets under construction.

For the three and nine months ended September 30, 2023, borrowing costs of $6.8 million and $19.0 million, respectively were capitalized to assets under construction (three and nine months ended September 30, 2022: $3.3 million and $3.3 million). The capitalization rate used to determine the amount of borrowing costs eligible for capitalization in the period was a weighted average effective interest rate of 12.4%.

As of September 30, 2023, $64.6 million of the accounts payable balance is made up of non-cash additions to plant and equipment (December 31, 2022: $48.6 million).

Refer to Note 22 for details of contractual commitments to purchase fixed assets.